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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:   August 22, 2000
Date of earliest event reported:    August 18, 2000


                          RELIANCE GROUP HOLDINGS, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    1-8278                13-3082071
   -----------------------  ---------------------------  -----------------
      (State or other        (Commission File Number)     (IRS Employer
      jurisdiction of                                     Identification
       incorporation)                                          No.)

                   Park Avenue Plaza
                  55 East 52nd Street
                   New York, New York                            10055
              -----------------------------                      -----
        (Address of principal executive offices)               (Zip Code)


                                 (212) 909-1100
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
            --------------------------------------------------------
             (Former name or address, if changed since last report)




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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

10.1 Agreement, dated August 17, 2000 (the "Agreement"), between Reliance Insurance Company and the Pennsylvania Insurance Department.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the under signed hereunto duly authorized.


                                    RELIANCE GROUP HOLDINGS, INC.
                                    (Registrant)


                                    By /S/ LOWELL C. FREIBERG
                                       ----------------------------------
                                       Name: Lowell C. Freiberg
                                       Title: Executive Vice President and Chief
                                                            Financial Officer


DATE:  August 22, 2000




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